UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 25, 1998

		   NORWEST INTEGRATED STRUCTURED ASSETS, INC.
	     Mortgage Pass-Through Certificates, Series 1998-1 Trust


New York (governing law of          333-17801-01   52-2107125
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, MD                                        (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000

	c/o Norwest Bank Minnesota, N.A.
	7485 New Horizon Way                                  21703
	Frederick, MD                                        (Zip Code)

       (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On September 25, 1998 a distribution was made to holders of NORWEST INTEGRATED STRUCTURED ASSETS, INC., Mortgage Pass-Through Certificates, Series 1998-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description

	     EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-1 Trust, relating to the September 25, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		    NORWEST INTEGRATED STRUCTURED ASSETS, INC.
	      Mortgage Pass-Through Certificates, Series 1998-1 Trust

	      By:   Norwest Bank Minnesota, N.A., as Master Servicer
	      By:   /s/ Sherri J. Sharps, Vice president
	      By:   Sherri J. Sharps, Vice president
	      Date: 9/29/98


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Mortgage Pass-Through
		Certificates, Series 1998-1 Trust, relating to the September 25, 1998 distribution.